UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007

___________________________________________________________

Mountains West Exploration, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Mexico	0-9500	85-0280415
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Butterfield Road, Suite 1050, Downers Grove, IL 60515

(Address of Principal Executive Offices, Including Zip Code)

(630) 271-8590

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 1.02	Termination of a Material Agreement

Item 3.02	Unregistered Sales of Equity Securities
Item 9.01	Financial Statements and Exhibits

Signature

Exhibit Index

Item 1.01

Entry into a Material Definitive Agreement

Mountains West Exploration, Inc. (the “Corporation”) had promissory notes (the “Notes”) outstanding to certain individuals (the “Note Holders”) in a total outstanding amount of $933,500 of principal (plus accrued interest) (the “Debt”). The Notes had an extended maturity date of December 31, 2007.

The Corporation and the Note Holders desired to convert the Debt into shares of common stock of the Corporation and entered into Conversion Agreements dated November 5, 2007 (the “Conversion Agreements”), pursuant to which the Corporation and Note Holders agreed to convert, and immediately converted, the Debt into shares of common stock of the Corporation (the “Common Stock”) at a conversion price of approximately $.051 per share (collectively, the “Conversion”). The Notes were cancelled upon the Conversion. The Conversion Agreements are filed herewith as Exhibits 10.1 and 10.2.

Item 1.02

Termination of a Material Agreement

The information provided above under Item 1.01 relating to the conversion and cancellation of the Notes (as defined in Item 1.01) is incorporated by reference herein.

Item 3.02

Unregistered Sales of Equity Securities

With respect to each issuance outlined in this Item 3.02, the Company relied upon exemptions contained in Section 4(2) of the Securities Act of 1933, as amended, to make such issuance. In connection with the Conversion described in Item 1.01 above, on November 5, 2007, the Corporation issued 1,953,582 shares of its common stock of the Corporation to the Note Holders (as defined in Item 1.01).

Item 9.01	Financial Statements and Exhibits

Exhibit Nos.        Description of Exhibits

Exhibit 10.1         Conversion Agreement dated November 5, 2007 by and among Mountains West Exploration,
                                Inc. and certain note holders of the company.

Exhibit 10.2         Conversion Agreement dated November 5, 2007 by and among Mountains West Exploration,
                                Inc. and certain note holders of the company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAINS WEST EXPLORATION, INC.
By:	/s/ Lee Wiskowski
Lee Wiskowski,
Co-Chief Executive Officer

Dated: November 9, 2007

Index

Exhibit Nos.	Description of Exhibits

Exhibit 10.1	Conversion Agreement dated November 5, 2007 by and among Mountains West Exploration, Inc. and certain note holders of the company.

Exhibit 10.2	Conversion Agreement dated November 5, 2007 by and among Mountains West Exploration, Inc. and certain note holders of the company.